SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2013

RLJ LODGING TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-35169	27-4706509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3 Bethesda Metro Center Suite 1000 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

(301) 280-7777

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 2, 2013, the Board of Trustees of RLJ Lodging Trust (the “Company”) appointed Chris Gormsen as Chief Accounting Officer of the Company, effective immediately. Mr. Gormsen, 37, most recently served as a senior manager in the audit practice of PricewaterhouseCoopers LLP, where from August 2002 through December 2012 he managed audit and non-audit engagements for hospitality and real estate clients. Mr. Gormsen received his Bachelor of Arts degree in Economics from the University of California, Berkeley and is a Certified Public Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ LODGING TRUST

Date: January 7, 2013	By:	/s/ Thomas J. Baltimore, Jr.

Thomas J. Baltimore, Jr.
President and Chief Executive Officer